As filed with the Securities and Exchange
                 Commission on October 30, 2003

                                                 File No. 2-25364
                                                        811-01415

                Securities and Exchange Commission
                      Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                Post-Effective Amendment No. 75                 X

                              and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 38                        X

          ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND, INC.
        (Exact Name of Registrant as Specified in Charter)
        1345 Avenue of the Americas, New York, N.Y. 10105
                          (800) 221-5672
                 (Registrant's Telephone Number,
                       including Area Code)

                      EDMUND P. BERGAN, JR.
                 Alliance Capital Management L.P.
        1345 Avenue of the Americas, New York, N.Y. 10105
             (Name and address of Agent for Service)

                   Copies of communications to:
                       Patricia A. Poglinco
                       Seward & Kissel LLP
                      One Battery Park Plaza
                     New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

     ___  immediately upon filing pursuant to paragraph (b)
      X   on November 3, 2003 pursuant to paragraph (b)
     ---
     ___  60 days after filing pursuant to paragraph (a)(1)
     ___  on (date) pursuant to paragraph (a)(1)
     ___  75 days after filing pursuant to paragraph (a)(2)
     ___  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

             ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND

                            Prospectus


                         November 3, 2003


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

                        TABLE OF CONTENTS

RISK/RETURN SUMMARY

FEES AND EXPENSES OF THE FUND

SALES CHARGE REDUCTION PROGRAMS

PURCHASE AND SALE OF SHARES

     How The Fund Values Its Shares
     How To Buy Shares
     How To Exchange Shares
     How To Sell Shares

DISTRIBUTION ARRANGEMENTS

GLOSSARY

DESCRIPTION OF THE FUND

     Investment Objective and Principal Policies and Risks
     Description of Additional Investment Practices
     Additional Risk Considerations

MANAGEMENT OF THE FUND

DIVIDENDS, DISTRIBUTIONS AND TAXES

CONVERSION FEATURE

GENERAL INFORMATION

FINANCIAL HIGHLIGHTS

The Fund's investment adviser is Alliance Capital Management
L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

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                       RISK/RETURN SUMMARY

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     The following is a summary of certain key information about AllianceBernstein Global Small Cap Fund. This Summary describes the Fund's objective, principal investment strategies, principal risks and fees. This Summary includes a short discussion of some of the principal risks of investing in the Fund.

     A more detailed description of the Fund, including the risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Fund may at times use certain types of investment derivatives such as options, futures and forwards. The use of these techniques involves special risks that are discussed in this Prospectus.

     Other important things for you to note:

     o    You may lose money by investing in the Fund.

     o An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit
          Insurance Corporation or any other government agency.

ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND

Objective:

     The Fund's investment objective is long-term growth of capital through investment in a global portfolio of equity securities of selected companies with relatively small market capitalizations.

Principal Investment Strategies:

     The Fund invests primarily in equity securities of global companies, both domestic and foreign, with relatively small market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in small cap companies. The Fund's investments emphasize companies that are in the smallest 20% of the U.S. stock market. Although these companies are small by U.S. standards, they may be among the largest companies in their own countries. The Fund may invest up to 20% of its net assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund invests in at least three countries, including the U.S.

Principal Risks:

     Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Investments in small-capitalization companies tend to be more volatile than investments in large-cap or mid-cap companies.

Performance Table and Bar Chart

     The information below includes a table that shows the Fund's average annual returns before and (for Class A shares) after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in the Fund by showing:

     o    how the Fund's average annual returns, before and (for
          Class A shares) after taxes, for one, five, and 10 years compared to those of a broad-based securities market index; and

     o changes in the Fund's performance from year to year over 10 years.

     The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Fund.

Performance Table
-----------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                        1 Year    5 Years   10 Years**
                                        ------    -------   ----------
Class A***     Return Before Taxes      -30.48%    -8.31%      2.00%

               Return After Taxes on
               Distributions            -30.48%   -10.09%     -0.52%

               Return After Taxes on
               Distributions and Sale
               of Fund Shares           -18.71%    -6.78%      0.89%

Class B        Return Before Taxes      -30.80%    -8.21%      1.84%

Class C        Return Before Taxes      -28.60%    -8.22%      1.68%

Advisor Class  Return Before Taxes      -27.08%    -7.27%      2.69%

MSCI World     (reflects no deduction
               for fees, expenses, or
               taxes)                   -19.54%    -1.76%      6.69%

--------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Class C shares: 5/3/93 and for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares and the lower expense ratio of Advisor Class shares, respectively.
***  After-tax Returns:
          -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;
          -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
          -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Bar Chart
---------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2003, the year-to-date unannualized return for Class A shares was 22.95%.

              [The following table was depicted as
              a bar chart in the printed material.]


20.04  -4.55  27.18  19.37    8.08    3.56   46.65  -18.09  -25.07  -27.36
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   93     94     95     96      97      98      99      00      01      02

                        Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.92%, 4th quarter, 1999; and Worst Quarter was down - 24.43%, 3rd quarter, 2001.

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                  FEES AND EXPENSES OF THE FUND

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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                 Class A    Class B   Class C     Advisor
                                 Shares     Shares    Shares      Class
                                 -------    -------   -------     -------

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)    4.25%(a)   None      None        None

Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds, whichever
is lower)                        None       4.0%(a)*  1.0%(a)**   None

Exchange Fee                     None       None      None        None

--------
(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year CDSC may apply. CDSCs for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Sales Charge Reduction Programs" and "Distribution Arrangements" in the Prospectus and "Purchase of Shares" in the Statement of Additional Information.
* Class B Shares automatically convert to Class A Shares after 8 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.
**   For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets)

                        Operating Expenses
                        ------------------

                                     Class A  Class B  Class C  Advisor Class
                                     -------  -------  -------  -------------

     Management fees                 1.00%    1.00%    1.00%    1.00%
     Distribution (12b-1) fees        .30%    1.00%    1.00%    None
     Other expenses                  2.03%    2.16%    2.09%    2.02%
                                     ----     ----     ----     ----
     Total fund operating expenses   3.33%    4.16%    4.09%    3.02%
                                     ====     ====     ====     ====

EXAMPLES

The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                             Examples
                             --------

                  Class     Class        Class        Class     Class   Advisor
                      A        B+          B++           C+       C++     Class
                 ------    ------       ------       ------    ------   -------

After 1 Yr       $  747    $  818       $  418       $  511    $  411    $  305
After 3 Yrs      $1,406    $1,464       $1,264       $1,244    $1,244    $  933
After 5 Yrs      $2,087    $2,124       $2,124       $2,092    $2,092    $1,587
After 10 Yrs     $3,893    $4,166(a)    $4,166(a)    $4,281    $4,281    $3,337

--------
+    Assumes redemption at the end of period.
++   Assumes no redemption at end of period.
(a) Assumes Class B shares convert to Class A shares after eight years.

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                 SALES CHARGE REDUCTION PROGRAMS

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AllianceBernstein Mutual Funds offer several ways for investors to reduce or eliminate sales charges. A brief summary of some of these Sales Charge Reduction, or "breakpoint", programs is outlined below. More details about these programs is contained in the Fund's Statement of Additional Information or on our Website at www.AllianceCapital.com.


o    Breakpoints

     The AllianceBernstein Mutual Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints can reduce or, in some cases, eliminate the sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.


o    Breakpoints Offered by the AllianceBernstein Mutual Funds


     The AllianceBernstein Mutual Funds offer the following breakpoint privileges:


          Quantity Discounts - Under this type of breakpoint, larger investments are charged lower sales charges. For very large investments, the entire sales charge may be waived. A shareholder investing more than $100,000 in Class A shares of an AllianceBernstein Mutual Fund is eligible for a reduced sales charge. Front-end sales charges are eliminated completely for purchases over $1 million, although a 1%, 1-year contingent deferred sales charge ("CDSC") may apply.


          The sales charge schedule of Class A share Quantity
          Discounts is as follows:

          Less than $100,000                       4.25%
          $100,000 but less than $250,000          3.25%
          $250,000 but less than $500,000          2.25%
          $500,000 but less than $1 million        1.75%
          $1 million and above                     0.00*

          *Class A shares redeemed within one year are subject to a CDSC equal to 1% of the lesser of the initial cost of the shares being redeemed or their net asset value at the time of redemption. No sales charge is assessed on increases in net asset value above the initial purchase price.


          Rights of Accumulation - Shareholders can combine the value of a new investment in a fund with the value of existing investments in a fund to determine if the new investment is eligible for a Quantity Discount. The AllianceBernstein Mutual Funds use the current net asset value of your existing investments when combining them with your new investment. Shareholders may also aggregate the value of all of their investments in all of their AllianceBernstein Mutual Funds for purposes of Rights of Accumulation.


          Combined Purchase Privileges - Shareholders may include the value of accounts held by their spouse and children under the age of 21 for purposes of reaching Quantity Discounts or Rights of Accumulation. These privileges apply even if your related accounts are opened using different brokers or brokerage firms, so it's important to let your broker(s) know about all your accounts that may be combined for these privileges.


          Letter of Intent - Some investors may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would be sufficient for a Quantity Discount. For these situations, the AllianceBernstein Mutual Funds offer a Letter of Intent. With a Letter of Intent, the investor expresses his/her intention, in writing, to invest a certain amount over a specified period of time. The fund will then apply to each of the investor's periodic investments the Quantity Discount that would apply to the total amount stated in the Letter of Intent. However, if an investor fails to invest the total amount stated in the Letter of Intent, the fund can retroactively collect the sales charges (by redeeming shares in the investor's account at their current net asset value) that should have applied given the amount that the investor actually did invest.


o    Other Sales Charge Waivers:


     The AllianceBernstein Mutual Funds offer other ways for qualifying shareholders to obtain reduced sales charges. More details about these sales charge reduction programs are contained in the Fund's Statement of Additional Information. These programs apply to certain types of investors, like certain retirement plans. Other programs include a dividend reinvestment program, exchange privilege program and the reinstatement privilege. The AllianceBernstein Mutual Funds also offer certain opportunities to waive otherwise applicable contingent deferred sales charges, which are described in the Fund's Statement of Additional Information.


For more information, please refer to your Fund's Statement of Additional Information, call your financial advisor or visit our website at www.AllianceCapital.com.

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                   PURCHASE AND SALE OF SHARES

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How the Fund Values Its Shares

     The Fund's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) each day the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Fund's directors believe accurately reflect fair market value.

     Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See Distribution Arrangements for details.

How to Buy Shares

     o    Class A, Class B and Class C Shares

     You may purchase the Fund's Class A, Class B or Class C shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Fund's principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

     Minimum investment amounts are:

     Initial:                         $1,000
     Subsequent:                      $   50
     Automatic Investment Program:    $   25

     If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.

     Class A shares are available at NAV to all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"). Class A shares are available at NAV to group retirement plans with plan assets of $1 million or more.

     Class B shares are generally not available to group retirement plans, except for plans described in the Statement of Additional Information under "Purchase of Shares." Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with less than $250,000 in Plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan level assets of less than $1 million.

     o    Advisor Class Shares


     You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses.
Advisor Class shares may be purchased and held solely:


     o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;

     o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least
          $10 million in assets and are purchased directly by the plan, without the involvement of a financial intermediary; and

     o by investing advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund.

     Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by ABIRM for investment in Advisor Class shares. The Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

     o    General

     The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action as it deems appropriate which may include closing your account. If you are not a US citizen or Resident Alien, your account must be affiliated with a NASD member firm.

     The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

     The Fund may refuse any order to purchase shares. In particular, the Fund reserves the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

How to Exchange Shares

     You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Fund may modify, restrict, or terminate the exchange service on 60 days' written notice.

How to Sell Shares

     You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

     o    Selling Shares Through Your Broker or Financial
          Representative

     Your broker or financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker or financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

     o    Selling Shares Directly to the Fund

By Mail:

     o Send a signed letter of instruction or stock power, along with certificates, to:

                Alliance Global Investor Services
                         P.O. Box 786003
                    San Antonio, TX 78278-6003

     o    For certified or overnight deliveries, send to:

                Alliance Global Investor Services
                     8000 1H 10 W, 4th Floor
                      San Antonio, TX 78230

     o For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, Alliance Global Investor Services (AGIS), and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

     o You may redeem your shares for which no stock certificates have been issued by telephone request.
          Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

     o A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

     o If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

     o Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

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                    DISTRIBUTION ARRANGEMENTS

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Share Classes. The Fund offers four classes of shares in this Prospectus. Special distribution arrangements are available for certain group retirement plans. These arrangements are described below under "Special Distribution Arrangements for Retirement Plans." In addition, the Statement of Additional Information contains more information relating to waivers of sales charges and CDSCs.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at NAV with an initial sales charge as follows:

                       Initial Sales Charge
                       --------------------

                                                     Commission to
                              As % of     As % of    Dealer/Agent
                             Net Amount   Offering      as % of
Amount Purchased              Invested     Price     Offering Price
----------------              --------     -----     --------------

Up to $100,000                   4.44%       4.25%         4.00%
$100,000 up to $250,000          3.36        3.25          3.00
$250,000 up to $500,000          2.30        2.25          2.00
$500,000 up to $1,000,000        1.78        1.75          1.50

     You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under the Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Monthly Purchase Program for Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value Programs. Consult the Subscription Application and the Fund's SAI for additional information about these options.

Class B Shares--Deferred Sales Charge Alternative

     You can purchase Class B shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

               Years Since Purchase         CDSC
               --------------------         ----

               First                        4.0%
               Second                       3.0%
               Third                        2.0%
               Fourth                       1.0%
               Fifth                        None

     If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

     The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares--Asset-Based Sales Charge Alternative

     You can purchase Class C shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1 year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

     Class C shares do not convert to any other class of shares of the Fund.

Advisor Class Shares--Fee Based Program Alternative

     You may purchase Advisor Class shares through your financial representative. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. However, when you purchase Advisor Class shares through your financial representative, your financial representative may charge a fee.

General

     Asset-Based Sales Charge or Rule 12b-1 Fees. The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                              Rule 12b-1 Fee (As A Percentage Of
                              Aggregate Average Daily Net Assets)
                              -----------------------------------

          Class A                             .30%
          Class B                            1.00%
          Class C                            1.00%
          Advisor Class                       None

     Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. All or a portion of this fee may be paid to financial intermediaries. Advisor Class shares do not charge any distribution fees and therefore they have a lower expense ratio than Class A, Class B or Class C shares and pay a correspondingly higher dividend.

     Choosing a Class of Shares (other than Group Retirement Plans). The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000. There is no maximum purchase amount for Advisor Class shares. Advisor Class shares are not available to all shareholders. See "How to Buy Shares."

     You should consult your financial agent to assist in choosing a class of Fund shares.

     Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

     Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial representative. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.


     The Adviser may make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of the Fund. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Fund on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings, relating to the Fund. The Principal Underwriter pays a discount or commission to financial intermediaries in connection with their sale of shares of the Fund, as described above. In addition to this discount or commission, the Principal Underwriter may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of the Fund. Such cash or other incentives may take the form of payment for attendance by individual registered representatives at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a financial intermediary to locations within or outside the United States.


Special Distribution Arrangement for Group Retirement Plans and
Employee Benefit Plans

     The Fund offers special distribution arrangements for group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans, other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. The Plans also may not offer all classes of shares of the Fund. In order to enable participants investing through the Plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through the Plans from those described in this Prospectus. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards set forth in this Prospectus and the Statement of Additional Information. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A

     Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 employees. In such cases, Class A shares are subject to a 1%, 1 year CDSC on redemptions if the plan terminates the Fund as an investment option within one year. Class A shares are also available at NAV to group retirement plans with plan assets of $1 million or more. The 1%, 1 year CDSC also applies, however that CDSC may be waived under certain circumstances set forth under "Purchase of Shares" in the Statement of Additional Information.

Class C

     Class C shares are available to group retirement plans with plan level assets of less than $1 million.

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                             GLOSSARY

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This Prospectus uses the following terms.

Types of Securities
-------------------

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts
("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend paying preferred stocks, including floating rate and variable rate instruments.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets at more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule
144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Types of companies
------------------

International company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Rating Agencies and Indexes
---------------------------

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit
Rating Co.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

Other
-----

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

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                     DESCRIPTION OF THE FUND

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This section of the Prospectus provides a more complete description of the Fund's investment objective, principal strategies and risks. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note that:

     o Additional discussion of the Fund's investments, including the risks of the investments, can be found in the discussion under Description of Additional
          Investment Practices following this section.

     o The description of the Fund's principal risks may include risks described in the Risk/Return Summary above. Additional information about the risks of investing in the Fund can be found in the discussion under Additional Risk Considerations.

     o Additional descriptions of the Fund's strategies, investments and risks may be found in the Fund's
          Statement of Additional Information or SAI.

     o The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote and, except as noted, its investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

Investment Objective and Principal Policies and Risks

Investment Objective

     The Fund's investment objective is long-term growth of capital through investment in a global portfolio of equity securities of selected companies with relatively small market capitalizations.

Principal Policies

     The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 80% of its net assets in equity securities of these smaller capitalization companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. These companies are located in at least three countries, one of which may be the U.S. The Fund may invest up to 20% of its net assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

     The Fund also may:

     o invest up to 20% of its total assets in warrants to purchase equity securities;

     o invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.;

     o    purchase or sell forward foreign currency contracts;

     o write covered call options on its securities of up to 15% of its total assets, and purchase exchange-traded call and put options, including put options on market indices of up to, for all options, 10% of its total assets; and

     o make secured loans of portfolio securities of up to 30% of its total assets.

     One of the Fund's principal risks is its investments in smaller capitalization companies. Alliance believes that smaller capitalization companies often have sales and earnings growth rates exceeding those of larger companies and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings. For these reasons, the Fund's investments may have a greater chance of loss than investments in securities of larger capitalization companies. In addition, transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

     The Fund's investments in international companies and in smaller companies will be more volatile and may differ substantially from the overall U.S. market.

Principal Risks

     Among the principal risks of investing in the Fund are:

     o Market Risk This is the risk that the value of the Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

     o Capitalization Risk This is the risk of investments in small- to mid-capitalization companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. The Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

     o Interest Rate Risk This is the risk that changes in interest rates will affect the value of the Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of the Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable investments in fixed-income securities.

     o Credit Risk This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to investments in fixed-income securities.

     o Foreign Risk This is the risk of investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment.

     o Currency Risk This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund's investments. Investments in foreign securities are subject to this risk.

     o Management Risk The Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended results.

Description of Additional Investment Practices

     This section describes the Fund's investment practices and the risks associated with these practices. Unless otherwise noted, the Fund's use of any of these practices was specified in the previous section.

     Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

     A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

     Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

     The Fund may enter into a forward foreign currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). The Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, the Fund may, in the alternative, enter into a forward foreign currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward foreign currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward foreign currency exchange contracts.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The Fund will not enter into a forward foreign currency exchange contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The Fund's investments in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions.

     Illiquid Securities. The Fund will limit its investments in illiquid securities to no more than 10% of its net assets. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

     Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of the Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by the Fund.

     The Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

     Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

     Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

     A call option is for cross-hedging purposes if the Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

     In purchasing an option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

     If an option written by the Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

     The Fund will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts).

     Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

     Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

     Warrants. The Fund will invest in warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a warrant does not necessarily change with the value of the underlying security, although the value of a warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a warrant ceases to have value if it is not exercised prior to the expiration date.

     Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

     General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices, or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     The Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, the Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Fund for U.S. federal income tax purposes.

     Portfolio Turnover. The Portfolio turnover rate for the Fund is included in the Financial Highlights section. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

     Temporary Defensive Position. For temporary defensive purposes, the Fund may reduce its position in equity securities and invest, without limit, in certain types of short-term, liquid, high grade or high-quality debt. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. Such securities also may include short-term foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Fund invests for temporary defensive purposes, it may not meet its investment objective.

Additional Risk Considerations

Investment in the Fund involves the special risk considerations described below.

     Currency Considerations. A substantial portion of the assets of the Fund are invested in securities denominated in foreign securities. The Fund receives a portion of its revenues in foreign currencies. Therefore, the dollar equivalent of its net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

     Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

     Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

     The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

     Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

     The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

     Investment in Smaller, Emerging Companies. The Fund may invest in smaller, emerging companies. The Fund will emphasize investment in smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

     U.S. and Foreign Taxes. The Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

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                      MANAGEMENT OF THE FUND

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Investment Adviser

     The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2003 totaling approximately $426 billion (of which approximately $156 billion represented assets of investment companies). As of June 30, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 45 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 125 separate investment portfolios, currently have approximately
7.3 million shareholder accounts.

     Bruce Aronow, Edward Baker III and Michael Levy are the persons who are primarily responsible for the day-to-day management of the Fund. Mr. Aronow has held such position since 1999, Mr. Baker since 2002 and Mr. Levy since 2003. Mr. Aronow is a Senior Vice President of Alliance Capital Management Corporation ("ACMC") and has been associated with Alliance since prior to 1999. Prior thereto, he was Vice President at Invesco since 1998. Mr. Baker is a Senior Vice President of ACMC and has been associated with Alliance since prior to 1998. Mr. Levy is a Vice President, Special Equity Portfolios, of ACMC and has been associated with Alliance since prior to 1998.

     Alliance provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund paid Alliance a fee as a percentage of average daily net assets at an annualized rate of 1.00% of the Fund's average daily net assets for the fiscal year ended July 31, 2003.


     The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Legal Proceedings


     Alliance has been contacted by the Office of the New York State Attorney General ("NYAG") and the Commission in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Alliance has been providing full cooperation with respect to these investigations.


     Based on the preliminary results of its own ongoing internal investigation concerning mutual fund transactions, Alliance has identified conflicts of interest in connection with certain market timing transactions. In this regard, Alliance has suspended two of its employees, neither of whom was an officer of the Fund. Alliance continues to review the facts and circumstances relevant to the SEC's and NYAG's investigations, including whether third parties may have engaged in illegal late trading in the Funds and whether any of its employees knowingly facilitated such late trading. Consistent with the best interests of the Funds and their shareholders, Alliance intends to vigorously pursue its rights, and the rights of the Funds and their shareholders, if it is determined that such trading occurred. At the present time, management of Alliance is unable to estimate the impact, if any, that the outcome of these investigations may have on the Funds or on Alliance's results of operations or financial condition.


     Alliance also announced that its Board of Directors authorized a special committee, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, to direct and oversee a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.


     On October 2, 2003, a class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed in federal district court in the Southern District of New York against Alliance Capital Management Holding L.P.; Alliance; Alliance Capital Management Corporation (collectively, the "Alliance Capital defendants"); a number of AllianceBernstein Funds, including the Fund; AXA Financial, Inc.; Gerald Malone; Charles Schaffran; Edward J. Stern; Canary Capital Partners, LLC; Canary Investment Management LLC; Canary Capital Partners, Ltd.; and other unnamed defendants. The action, which is brought on behalf of a putative class of all persons who purchased shares in one or more of the defendant mutual funds between October 2, 1998 and September 29, 2003, alleges violations of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Advisors Act of 1940. The principal allegations of the Hindo Complaint are that the Alliance Capital defendants entered into agreements under which certain named and unnamed parties were permitted to engage in late trading and market timing transactions in the defendant funds. According to the Complaint, these agreements were fraudulent and a breach of fiduciary duty to fund shareholders. In addition, plaintiffs allege that the prospectuses for the named AllianceBernstein Funds were false and misleading because they: (i) failed to disclose the existence of these late trading and market timing agreements; and (ii) represented that fund shareholders would be safeguarded against the effects of such agreements. Plaintiffs seek unspecified damages, the rescission of plaintiffs' contracts with Alliance, and recovery of any fees paid in connection therewith. Alliance is evaluating the claims in the Hindo Complaint and intends to vigorously defend against them. At the present time, management of Alliance is unable to estimate the impact, if any, that the outcome of this action may have on the AllianceBernstein Funds or on Alliance's results of operations or financial condition. On October 8, 2003, a similar complaint was filed in federal district court in the Eastern District of New York in which all AllianceBernstein Mutual Funds, including the Fund, are named as nominal defendants. Additional lawsuits that are similar to these lawsuits have been filed, and Alliance believes that others may be filed, against the Alliance Capital defendants, the AllianceBernstein Funds and related parties.

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                DIVIDENDS, DISTRIBUTIONS AND TAXES

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     The income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

     If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

     While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

     For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares.

     Under the provisions of recently enacted tax legislation, the maximum long term capital gain rate has been reduced from 20% to 15%, and some or all of the distributions from a mutual fund may be treated as "qualified dividend income", taxable to individuals at the reduced maximum rate of 15% (5% for individuals in lower tax brackets), provided that both the Fund and the individual satisfy certain holding period and other requirements. A distribution from the Fund is treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the individual must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest, most distributions from real estate investment trusts, or short-term capital gains, the dividends will not be eligible for the lower rates. The Fund will notify you as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that you also satisfy the holding period requirements.

     Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass-through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

     Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

     If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

     The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

     Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

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                        CONVERSION FEATURE

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     As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Fund. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.

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                       GENERAL INFORMATION

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     Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

     During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

     Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

     Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

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                       FINANCIAL HIGHLIGHTS

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     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                          Income from Investment Operations              Less Dividends and Distributions
                                   ------------------------------------------------  ---------------------------------------
                                               Net Gains or
                                               Losses on                             Distributions
                        Net Asset  Net         Investments               Dividends   in Excess
                        value,     Investment  (both         Total from  from Net    of Net         Tax        Distributions
                        Beginning  Income      realized and  Investment  Investment  Investment     Return of  from Capital
Fiscal Year or Period   of Period  (Loss)(a)   unrealized)   Operations  Income      Income         Capital    Gains
---------------------   ---------  ----------  ------------  ----------  ----------  -------------  ---------- -------------
Class A

Year ended 7/31/03 ..     $ 6.29    $ (.12)    $  .65           $  .53    $ 0.00        $ 0.00      $ 0.00       $ 0.00
Year ended 7/31/02 ..       8.74      (.15)     (2.30)           (2.45)     0.00          0.00        0.00         0.00
Year ended 7/31/01 ..      15.13      (.15)     (4.51)           (4.66)     0.00          0.00        0.00         0.00
Year ended 7/31/00 ..      11.66      (.16)      3.83             3.67      0.00          0.00        0.00         (.20)
Year ended 7/31/99 ..      12.14      (.08)       .76              .68      0.00          0.00        0.00        (1.16)

Class B

Year ended 7/31/03 ..     $ 5.46    $ (.15)    $  .57           $  .42    $ 0.00        $ 0.00      $ 0.00       $ 0.00
Year ended 7/31/02 ..       7.65      (.19)     (2.00)           (2.19)     0.00          0.00        0.00         0.00
Year ended 7/31/01 ..      13.59      (.21)     (4.00)           (4.21)     0.00          0.00        0.00         0.00
Year ended 7/31/00 ..      10.57      (.24)      3.46             3.22      0.00          0.00        0.00         (.20)
Year ended 7/31/99 ..      11.20      (.15)       .68              .53      0.00          0.00        0.00        (1.16)

Class C

Year ended 7/31/03 ..     $ 5.48    $ (.15)    $  .56           $  .41    $ 0.00        $ 0.00      $ 0.00       $ 0.00
Year ended 7/31/02 ..       7.67      (.19)     (2.00)           (2.19)     0.00          0.00        0.00         0.00
Year ended 7/31/01 ..      13.62      (.21)     (4.01)           (4.22)     0.00          0.00        0.00         0.00
Year ended 7/31/00 ..      10.59      (.24)      3.47             3.23      0.00          0.00        0.00         (.20)
Year ended 7/31/99 ..      11.22      (.16)       .69              .53      0.00          0.00        0.00        (1.16)

Advisor Class

Year ended 7/31/03 ..     $ 6.39    $ (.13)    $  .69           $  .56    $ 0.00        $ 0.00      $ 0.00       $ 0.00
Year ended 7/31/02 ..       8.86      (.13)     (2.34)           (2.47)     0.00          0.00        0.00         0.00
Year ended 7/31/01 ..      15.28      (.11)     (4.58)           (4.69)     0.00          0.00        0.00         0.00
Year ended 7/31/00 ..      11.74      (.12)      3.86             3.74      0.00          0.00        0.00         (.20)
Year ended 7/31/99 ..      12.20      (.07)       .77              .70      0.00          0.00        0.00        (1.16)

                            Less Distributions                                  Ratios/Supplemental Data
                            ------------------                      ------------------------------------------------
                                                                                              Ratio
                                                                                              of
                            Distri-                                                           Net
                            butions   Total     Net                 Net         Ratio of      Income
                            in        Divi-     Asset               Assets,     Expenses      (Loss)
                            Excess    dends     Value,              End of      to            to
                            of        and       End      Total      Period      Average       Average       Portfolio
Fiscal Year or              Capital   Distri-   of       Return     (000's      Net           Net           Turnover
Period                      Gains     butions   Period   (c)        omitted)    Assets        Assets        Rate
--------------              ------    ------    ------   ------     -------     --------      -------       ---------

Class A
Year ended 7/31/03          $ 0.00    $ 0.00    $ 6.82     8.43%    $ 46,972    3.33%         (2.09)%       105%
Year ended 7/31/02            0.00      0.00      6.29   (28.03)      47,367    2.62          (1.99)         84
Year ended 7/31/01           (1.73)    (1.73)     8.74   (33.85)      74,639    2.14(c)       (1.33)        121
Year ended 7/31/00            0.00      (.20)    15.13    31.81      120,687    2.02(c)       (1.07)        133
Year ended 7/31/99            0.00     (1.16)    11.66     7.51       77,164    2.37(c)        (.79)        120
Class B
Year ended 7/31/03          $ 0.00    $ 0.00    $ 5.88     7.69%    $ 16,894    4.16%         (2.96)%       105%
Year ended 7/31/02            0.00      0.00      5.46   (28.63)      19,858    3.42          (2.80)         84
Year ended 7/31/01           (1.73)    (1.73)     7.65   (34.44)      35,500    2.90(c)       (2.10)        121
Year ended 7/31/00            0.00      (.20)    13.59    30.82       65,097    2.76(c)       (1.82)        133
Year ended 7/31/99            0.00     (1.16)    10.57     6.74       30,205    3.14(c)       (1.59)        120
Class C
Year ended 7/31/03          $ 0.00    $ 0.00    $ 5.89     7.48%    $  4,485    4.09%         (2.86)%       105%
Year ended 7/31/02            0.00      0.00      5.48   (28.55)       4,393    3.40          (2.78)         84
Year ended 7/31/01           (1.73)    (1.73)     7.67   (34.43)       8,609    2.89(c)       (2.12)        121
Year ended 7/31/00            0.00      (.20)    13.62    30.86       19,580    2.75(c)       (1.80)        133
Year ended 7/31/99            0.00     (1.16)    10.59     6.72        7,058    3.15(c)       (1.61)        120
Advisor Class
Year ended 7/31/03          $ 0.00    $ 0.00    $ 6.95     8.76%    $    201    3.02%         (1.95)%       105%
Year ended 7/31/02            0.00      0.00      6.39   (27.88)         204    2.31          (1.76)         84
Year ended 7/31/01           (1.73)    (1.73)     8.86   (33.71)         797    1.83(c)       (1.03)        121
Year ended 7/31/00            0.00      (.20)    15.28    32.19          707    1.69(c)        (.76)        133
Year ended 7/31/99            0.00     (1.16)    11.74     7.63          189    2.13(c)        (.63)        120


--------
(a)  Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.
(c) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses, would have been as follows:

                  1999        2000        2001
                  ----        ----        ----
Class A           2.33%       2.01%       2.13%
Class B           3.11%       2.75%       2.89%
Class C           3.12%       2.74%       2.88%
Advisor Class     2.10%       1.68%       1.82%

     For more information about the Fund, the following documents are available upon request:

     o    Annual/Semi-Annual Reports to Shareholders

     The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     o    Statement of Additional Information (SAI)

     The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

     You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries of the Fund, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:  Alliance Global Investor Services
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature:  (800) 227-4618

Or you may view or obtain these documents from the Commission:

     o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

     o Reports and other information about the Fund are available on the EDGAR Database on the Commission's
          Internet site at http://www.sec.gov.

     o Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section,
          Washington, DC 20549-0102.

You also may find more information about Alliance and the Fund on the Internet at: www.Alliancecapital.com

SEC File No: 811-01415

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Privacy Notice

Alliance Capital Management L.P., the Alliance Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

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00250.0157 #425574 v2

(LOGO)              ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND, INC.


-----------------------------------------------------------------
c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
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               STATEMENT OF ADDITIONAL INFORMATION
                         November 3, 2003
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          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current Prospectus, dated November 3, 2003, for the AllianceBernstein Global Small Cap Fund, Inc. (the "Fund") that offers the Class A, Class B, Class C and Advisor Class shares of the Fund (the "Prospectus"). Financial statements for the Fund for the year ended July 31, 2003 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                        -----------------
                                                             Page
                                                             ----

Description of the Fund..................................
Management of the Fund...................................
Expenses of the Fund.....................................
Purchase of Shares.......................................
Redemption and Repurchase of Shares......................
Shareholder Services.....................................
Net Asset Value..........................................
Dividends, Distributions and Taxes.......................
Portfolio Transactions...................................
General Information......................................
Financial Statements and Report of Independent Auditors..
Appendix A: Statement of Policies and Procedures
  for Voting Proxies.....................................     A-1
Appendix B:  Commission Schedule ........................     B-1

---------------
SM:   This is a service mark used under license from the owner.

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                     DESCRIPTION OF THE FUND
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          The Fund is a diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" and, therefore, may be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective
--------------------

          The investment objective of the Fund is to seek long-term growth of capital through investment in a global portfolio of the equity securities (i.e., common stocks, rights or warrants to purchase common stocks and securities convertible into common stocks) of selected companies with relatively small market capitalization. Current income is not a consideration.

How The Fund Pursues Its Objective
----------------------------------

          The Fund will select its portfolio investments primarily from among companies whose individual market capitalizations would place them (at the time of purchase) in the same size range as companies in approximately the lowest 20% by market capitalization of actively traded U.S. companies. Because the Fund applies the U.S. size standard on a global basis, its investment outside the U.S. might rank above the lowest 20% by market capitalization in local markets and, in fact, might in some countries rank among the largest companies in terms of capitalization.

          Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of such smaller capitalization issuers. This policy will not be changed without 60 days' prior written notice to shareholders. In addition, for purposes of this policy, net assets includes any borrowings for investment purposes. These issuers will be located in at least three countries, one of which may be the U.S. Up to 20% of the Fund's net assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. Equity securities in which the Fund invests may be listed on a U.S. or foreign exchange or traded over the counter.

          Special Investment Considerations. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. Transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

          The Fund intends to spread investment risk among the capital markets of a number of countries and will invest in equity securities of companies based in at least three, and normally considerably more such countries, one of which may be the U.S. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the appreciation potential of such securities and the strength of that currency. Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by U.S. corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

          The Fund may invest up to 10% of its total assets in securities for which there is no ready market. The Fund may therefore not be able to readily sell such securities. While there may not be securities sales registration requirements comparable to those under U.S. laws or laws imposing legal restrictions on resales of securities in many of the countries in which the Fund may invest, there may be contractual restrictions on resale of securities.

          The Fund has the ability to invest up to 20% of its total assets in warrants to purchase equity securities issued by European companies to the extent consistent with the Fund's investment objective; however, the Fund does not presently intend to invest more than 10% of its total assets in such warrants. The warrants in which the Fund may invest are a type of security, usually issued together with another security of an issuer, that entitles the holder to buy a fixed amount of common or preferred stock of such issuer at a specified price for a fixed period of time (which may be in perpetuity). Generally, warrants are commonly issued attached to other securities of the issuer as a method of making such securities more attractive and are usually detachable and, thus, may be bought or sold separately from the issued security. Warrants can be a speculative investment and may be considered more speculative than certain other types of investments in that they neither entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor represent any rights in the assets of the issuing company. Also, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants are freely transferable and are generally traded on one or more stock exchanges. The Fund anticipates that the warrants in which it will invest will have exercise periods of approximately two to ten years. In addition to purchasing corporate securities of non-U.S. issuers in overseas markets, the Fund may invest in American Depository Receipts, European Depository Receipts or other securities representing securities of companies based in countries other than the United States.

          For temporary defensive purposes, the Fund may vary from its investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. In such circumstances, the Fund will be able to invest without limit in large capitalization companies or reduce its position in equity securities and increase its position in debt securities, which may include short-term U.S. Government securities and U.S. dollar- or foreign currency-denominated short-term indebtedness (including commercial paper), cash equivalents and fixed income securities issued or guaranteed by governmental entities, or by companies or supranational organizations (e.g., International Bank for Reconstruction and Development and the European Community) rated AA or better by Standard & Poor's Corporation or Aa or better by Moody's Investors Service, Inc. or if not so rated, of equivalent investment quality as determined by the Adviser. Apart from periods of defensive investment, the Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in U.S. dollar-denominated money market instruments.

Additional Investment Practices and Policies
--------------------------------------------

          The following additional investment policies supplement those set forth in the Prospectus.

          Options. In seeking to attain capital growth, the Fund may supplement customary investment practices by writing and purchasing call options listed on one or more U.S. or foreign securities exchanges and purchasing listed put options, including put options on market indexes. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date, at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. Prior to the expiration of the option, the seller (the "writer") of the option has an obligation to sell the underlying security to the holder of the option at the exercise price regardless of the market price of the security at the time the option is exercised. The premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized capital gains. The difference between the premium and the amount paid upon executing a closing purchase transaction, including brokerage commissions, is also treated as a gain, or if the premium is less than the amount paid for the closing purchase transaction, as a loss. If a call option is exercised, the premium is added to the proceeds from the sale in determining whether the Fund has realized a gain or loss.

          Writing and purchasing options are highly specialized activities and entail greater than ordinary investment risks. The Fund will not write a call option unless the Fund at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or (b) an offsetting call option on the same securities.

          It is the Fund's policy not to write a call option if the premium to be received by the Fund in connection with such option would not produce an annualized return of at least 15% of the then current market value of the securities subject to option (without giving effect to commissions, stock transfer taxes and other expenses of the Fund which are deducted from premium receipts). The Fund will also not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets. The Fund will not sell any call option if such sale would result in more than 10% of the Fund's assets being committed to call options written by the Fund which, at the time of sale by the Fund, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Fund will at no time exceed 10% of the Fund's total assets.

          In the event the option is exercised, the Fund will be obligated to sell stocks below the current market price. The Fund's potential for gain is limited to the difference between the exercise price plus the premium less the cost of the security. Alternatively, the option's position could be closed out by purchasing a like option. It is possible, although considered unlikely, that the Fund might be unable to execute such a closing purchase transaction. If the price of a security declines below the amount to be received from the exercise price less the amount of the call premium received and if the option could not be closed, the Fund would hold a security which might otherwise have been sold to protect against depreciation. In addition, the Fund's portfolio turnover may increase to the extent that the market price of the underlying securities covered by call options written by the Fund increases and the Fund has not entered into a closing purchase transaction.

          If an option purchased by the Fund expires without being exercised, its premium would be lost by the Fund.

          Options on Market Indexes. Options on securities indexes are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

          Restricted Securities. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board of Directors of the Fund, in good faith, deems appropriate to reflect their fair market value.

          Currency Hedging Techniques. The Fund may engage in various portfolio strategies to hedge its portfolio against currency risks. These strategies include the use of forward foreign currency transactions, currency options and futures and options on such futures. The Fund may enter into such transactions only in connection with hedging strategies. While the Fund's use of hedging strategies is intended to reduce the risk of declines in the net asset value of Fund shares, there can be no assurance that the Fund's hedging transactions will be effective. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the currency exchange rates occur.

          Although certain risks are involved in forward, futures and options transactions, the Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the forward, futures and options portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of futures transactions.

          Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and other currencies. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Under normal market conditions, this rate differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange between currencies of the different countries in whose securities it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (up to one year) which is individually negotiated and privately traded by currency traders and their customers. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward contracts with respect to portfolio security positions denominated or quoted in such foreign currency.

          The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will place, to the extent required by applicable law, liquid assets in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the assets placed in the segregated account declines, additional liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law. The Fund will not commit more than 50% of the value of its assets to position hedging contracts.

          Forward contracts reduce the potential gain from a positive change in the relationship between U.S. dollar and other currencies. The Fund will not enter into a forward contract with a term of more than one year or if, as a result thereof, more than 50% of the Fund's total assets would be committed to such contracts.

          Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities denominated in such currency or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

          Foreign Currency Options, Foreign Currency Futures and Options on Foreign Currency Futures. The Fund is also authorized to purchase or sell listed or unlisted foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a pound sterling denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of pounds for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the pound relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the unlimited opportunity to profit from increases in the relative value of the pound to the dollar. All options written by the Fund must be "covered," and must remain "covered" as long as the Fund is obligated as a writer. For example, where the Fund sells a call option on a futures or forward contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments or currency underlying the futures or forward contracts. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures or forward contract at a price no higher than the strike price of the call option sold by the Fund. A put option written by the Fund may be "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else owns a put on the same contract as the put written where the exercise price of the put held is equal or greater than the exercise price of the put written.

          Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. Unlisted options are two-party contracts and have negotiated strike prices and expiration dates. The Fund will engage in unlisted transactions involving options only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those unlisted options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). A futures contract on a foreign currency is an agreement between two parties to buy or sell a specified amount of a currency for a set price on a future date. Certain futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund may enter into such transactions only in connection with hedging strategies against variations on exchange rates. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of (i) the market value of the securities denominated in such currency which it owns; (ii) the expected acquisition price of securities which it has committed or anticipates to purchase which are denominated in such currency; and (iii) in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the Fund will segregate in a segregated account with its custodian bank liquid assets having a market value substantially representing any subsequent decrease in the market value of such hedged security, less any initial or variation margin held in the account of its broker. The Fund may not incur potential net liabilities of more than 33 1/3% of its total assets from foreign currency options, futures or related options.

          Risk Factors in Options, Futures and Currency Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the currencies which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the currency, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the currencies which are the subject of the hedge. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contract. Transactions in options and options on futures contracts involve similar risks. The successful use of such instruments draws upon the Adviser's special skills with respect to such instruments and usually depends on the Adviser's ability to forecast currency exchange rate movements correctly.

          Other risks inherent in the use of these forward, futures and options on futures strategies include: imperfect correlation between movements in the prices of futures contracts or options thereon and movements in the exchange rates of the currencies hedged, the fact that skills and techniques needed to trade futures contracts and options thereon are different from those needed to select equity securities, no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time, and the fact that some futures markets have daily price movements limits. There are similar risks inherent in the use of options on foreign currencies.

          Prior to exercise or expiration, an exchange-traded option position written by the Fund can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible for the Fund to close a particular option or futures position. The Fund will acquire only unlisted options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). In the case of a futures position, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the currency underlying the currency futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

          The exchanges on which the Fund intends to conduct options transactions have generally established "position limits" which are limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position and trading limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio. On the other hand, the protections afforded to exchange participants by position and trading limits are not available with respect to transactions in unlisted options.

          Lending of Portfolio Securities. In order to increase income, the Fund may from time to time lend portfolio securities to brokers, dealers and financial institutions and receive collateral in the form of liquid assets or bank letters of credit. Under the Fund's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the market value of the loaned securities (including interest accrued on the loaned securities) adjusted (marking-to-market) with the borrower each day the securities are on loan to provide for price fluctuations. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. The interest accruing on the loaned securities will be paid to the Fund and the Fund will have the right, on demand, to call back the loaned securities. The Fund may pay fees to arrange the loans. The Fund will neither lend portfolio securities in excess of 30% of the value of its total assets nor lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser.

          While such securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state within which its shares are qualified for sale. Loans will be subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Although voting rights may pass with the loaned securities, if a material event affecting the investment is to be voted on, the loan must be terminated and the securities voted by the Fund. Borrowed or equivalent securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan. The Board of Directors will monitor the Fund's lending of portfolio securities.

          ADRs and EDRs. In addition to purchasing corporate securities of non-U.S. issuers in overseas securities markets, the Fund may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

          Certain Fundamental Investment Policies. The following restrictions may not be changed without shareholder approval, which means the affirmative vote of the holders of (a) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares, whichever is less. Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

          The Fund may not:

          (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

          (ii) invest 25% or more of the value of its total assets in the same industry; this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"), but will apply to foreign government obligations unless the U.S. Securities and Exchange Commission (the "Commission") permits their exclusion;

          (iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

          (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time;

          (v) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in the aggregate;

          (vi)      invest in companies for the purpose of
                    exercising control;

          (vii) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;

          (viii) purchase or sell commodities or commodity contracts (except foreign currencies, foreign currency options and futures and forward contracts or contracts for the future acquisition or delivery of foreign currencies and related options on futures contracts and other similar contracts);

          (ix) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

          (x) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; or

          (xi) act as an underwriter of securities, except that the Fund may acquire securities in private placements under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Fund may not invest in mineral leases nor may the Fund invest in real estate limited partnerships.

-----------------------------------------------------------------
                      MANAGEMENT OF THE FUND
-----------------------------------------------------------------

Adviser
-------

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under a management agreement (the "Management Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

          Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2003, totaling approximately $426 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "Exchange"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

          At March 31, 2003, Alliance Holding owned approximately
76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

          Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

          Under the Management Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of the Adviser or its affiliates.

          The Adviser is, under the Management Agreement, responsible for certain expenses incurred by the Fund, including, for example, the costs of clerical and accounting assistance to the Directors and expenses of office rental. The Fund has, under the Management Agreement, assumed the obligation for payment of all of its other expenses.

          As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $137,100 in respect of such services during the fiscal year of the Fund ended July 31, 2003.

          For the services rendered by the Adviser under the Management Agreement, the Fund pays a monthly fee to the Adviser at the annual rate of 1.00% of the average daily net assets of the Fund during the month. For the fiscal years ended in 2001, 2002 and 2003 the Adviser received from the Fund, management fees of $1,565,028, $965,008 and $628,151, respectively.

          The Management Agreement became effective on July 22, 1992. The Management Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Management Agreement or "interested persons", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any such party) at a meeting called for the purpose and held on October 17, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Management Agreement.

          The Management Agreement must be approved each year either by (a) a majority vote of the Board of Directors of the Fund or (b) a majority vote of the outstanding voting securities of the Fund, and, in either case, by majority vote of the Directors who are neither parties to the Management Agreement nor "interested persons" of any such party (as defined by the 1940
Act), cast in person at a meeting called for the purpose of voting on such approval. Any changes in the terms of the Management Agreement must be approved by the shareholders. Most recently, continuance of the Management Agreement for an additional annual term was approved by a vote, cast in person, of the Directors, including a majority of the Directors who were not parties to the Management Agreement or "interested persons" of any such party, at a meeting called for that purpose on July 24, 2003.

          The Management Agreement automatically terminates upon its assignment. In addition, the Management Agreement is terminable at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on 60 days written notice to the Adviser or by the Adviser on any January 1 on 60 days written notice to the Fund. The term "majority of the Fund's outstanding voting securities" as used above means (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the meeting or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.


          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Global Growth Trends Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Government Reserves, AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Small Cap Growth Fund, Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers
----------------------

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                            PRINCIPAL               PORTFOLIOS IN  OTHER
NAME, ADDRESS,              OCCUPATION(S)           FUND COMPLEX   DIRECTORSHIPS
AGE OF DIRECTOR             DURING                  OVERSEEN BY    HELD BY
(YEARS OF SERVICE*)         PAST 5 YEARS            DIRECTOR       DIRECTOR
-------------------         ------------            --------       --------

INTERESTED DIRECTOR
John D. Carifa,** 58,       President, Chief          116            None
1345 Avenue of the          Operating Officer
Americas,                   and Director of
New York, NY  10105 (11)    ACMC, with which he
                            has been associated
                            since prior to 1998.

DISINTERESTED DIRECTORS
Ruth Block,#+ 72,           Formerly Executive Vice   97             None
500 S.E. Mizner Blvd.,      President and Chief
Boca Raton, FL 33432 (11)   Insurance Officer of The
                            Equitable Life Assurance
                            Society of the United
                            States; Chairman and
                            Chief Executive Officer
                            of Evlico; a Director of
                            Avon, BP (oil and gas),
                            Ecolab Incorporated
                            (specialty chemicals),
                            Tandem Financial Group
                            and Donaldson, Lufkin &
                            Jenrette Securities
                            Corporation; former
                            Governor at Large,
                            National Association of
                            Securities Dealers, Inc.

David H. Dievler,#+ 74,     Independent consultant.   101            None
P.O. Box 167,               Until December 1994 he
Spring Lake, NJ 07762 (22)  was Senior Vice President
                            of ACMC responsible for
                            mutual fund
                            administration. Prior to
                            joining ACMC in 1984 he
                            was Chief Financial
                            Officer of Eberstadt
                            Asset Management since
                            1968. Prior to that he
                            was a Senior Manager at
                            Price Waterhouse & Co.
                            Member of American
                            Institute of Certified
                            Public Accountants since
                            1953.

John H. Dobkin,#+ 61,       Consultant. He was        98             None
P.O. Box 12,                formerly President of
Annandale, NY 12504 (9)     Save Venice, Inc.
                            (preservation
                            organization) from 2001 -
                            2002, a Senior Advisor
                            from June 1999 - June
                            2000 and President of
                            Historic Hudson Valley
                            (December 1989 - May
                            1999) (historic
                            preservation).
                            Previously, Director of
                            the National Academy of
                            Design and during
                            1988-1992, he was Director
                            and Chairman of the Audit
                            Committee of ACMC.

William H. Foulk, Jr.,#+    Investment Adviser        113            None
71,                         and an independent
2 Sound View Drive,         consultant.  He was
Suite 100,                  formerly Senior
Greenwich, CT 06830 (11)    Manager of Barrett
                            Associates, Inc., a
                            registered
                            investment adviser,
                            with which he had
                            been associated
                            since prior to
                            1998.  He was
                            formerly Deputy
                            Comptroller of the
                            State of New York
                            and, prior thereto,
                            Chief Investment
                            Officer of the New
                            York Bank for
                            Savings.

Clifford L. Michel,#+ 64,   Senior Counsel of         97            Placer Dome,
15 St. Bernard's Road,      the law firm of                         Inc.
Gladstone, NJ 07934 (20)    Cahill Gordon &
                            Reindel since
                            February 2001 and a
                            partner of that firm
                            for more than
                            twenty-five years
                            prior thereto.  He
                            is President and
                            Chief Executive
                            Officer of Wenonah
                            Development Company
                            (investments) and a
                            Director of Placer
                            Dome, Inc. (mining).

Donald J. Robinson,#+ 69,   Senior Counsel to         96             None
98 Hell's Peak Road,        the law firm of
Weston, VT 05161 (5)        Orrick, Herrington &
                            Sutcliffe LLP since
                            prior to 1998.
                            Formerly a senior
                            partner and a member
                            of the Executive
                            Committee of that
                            firm.  He was also a
                            member and Chairman
                            of the Municipal
                            Securities
                            Rulemaking Board and
                            a Trustee of the
                            Museum of the City
                            of New York.

---------------
*    There is no stated term of office for the Fund's Directors.
**   Mr. Carifa is an "interested person", as defined in the 1940
     Act, of the Fund because of an affiliation with Alliance.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

          The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

          In approving the most recent annual continuance of the Fund's Management Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Management Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

          The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior management's attention to any portfolio management issues, were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.

          In reviewing the fees payable under the Management Agreement, the Directors compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Management Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Fund.

          The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

          No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Management Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Management Agreement without modification to its terms, including the fees charged for services thereunder.

          The dollar range of the Fund's securities owned by each director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.


                         DOLLAR RANGE          AGGREGATE DOLLAR RANGE
                         OF EQUITY             OF EQUITY SECURITIES IN
                         SECURITIES IN         THE ALLIANCEBERNSTEIN
                         THE FUND AS OF        FUND COMPLEX AS OF
                         DECEMBER 31, 2002     DECEMBER 21, 2002
                         -----------------     -----------------

John D. Carifa           None                  Over $100,000
Ruth Block               None                  Over $100,000
David H. Dievler         $1-$10,000            Over $100,000
John H. Dobkin           None                  Over $100,000
William H. Foulk, Jr.    None                  Over $100,000
Clifford L. Michel       $10,001-$50,000       Over $100,000
Donald J. Robinson       None                  Over $100,000

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

NAME AND ADDRESS,*           POSITION(S) HELD         PRINCIPAL OCCUPATION
AND (AGE)                    WITH FUND                DURING PAST 5 YEARS
---------                    ---------                -------------------

John D. Carifa, (58)         Chairman and President   See biography above.

Bruce K. Aronow, (37)        Vice President           Senior Vice President of
                                                      ACMC** since prior to
                                                      1999.  Prior thereto, he
                                                      was a Vice President at
                                                      Invesco since 1998 and a
                                                      Vice President at LGT
                                                      Asset Management since
                                                      prior to 1998.

Edward D. Baker, III, (52)   Vice President           Senior Vice President and
                                                      Chief Investment Officer
                                                      - Emerging Markets of
                                                      ACMC, with which he has
                                                      been associated since
                                                      prior to 1998.

Thomas J. Bardong, (58)      Vice President           Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1998.

Michael Levy, (33)           Vice President           Vice President of ACMC,**
                                                      with which he has been
                                                      associated since 1998.

Edmund P. Bergan, Jr., (53)  Secretary                Senior Vice President and
                                                      General Counsel of
                                                      AllianceBernstein
                                                      Investment Research and
                                                      Management, Inc.
                                                      ("ABIRM")** and AGIS,**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Mark D. Gersten, (53)        Treasurer and Chief      Senior Vice President of
                             Financial Officer        AGIS** and Vice President
                                                      of ABIRM, ** with which
                                                      he has been associated
                                                      since prior to 1988.

Vincent S. Noto, (38)        Controller               Vice President of AGIS,**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Domenick Pugliese, (42)      Assistant Secretary      Senior Vice President and
                                                      Deputy General Counsel of
                                                      ABIRM,** with which he has
                                                      been associated since
                                                      prior to 1998.

Marie Vogel, (50)            Assistant Secretary      Vice President of ACMC,**
                                                      with which she has been
                                                      associated since 1998.

--------------
*    The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM, and AGIS are affiliates of the Fund.

          The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended July 31, 2003, the aggregate compensation paid to each of the Directors during calendar year 2002 by all of the funds to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                    Total Number
                                                      Total Number  of
                                                      of            Investment
                                                      Investment    Portfolios
                                                      Companies in  within the
                                                      the           Alliance-
                                                      Alliance-     Bernstein
                                        Total         Bernstein     Fund
                                        Compensation  Fund          Complex,
                                        From the      Complex,      Including
                                        Alliance-     Including     the Fund, as
                                        Bernstein     the Fund, as  to
                                        Fund          to which the  which the
                         Aggregate      Complex,      Director is   Director is
Name of Director         Compensation   Including     a Director    a Director
of the Fund              From the Fund  the Fund      or Trustee    or Trustee
-----------              -------------  --------      ----------    ----------

John D. Carifa           $0             $0              51          116
Ruth Block               $3,332         $192,600        43           97
David H. Dievler         $3,316         $246,238        47          101
John H. Dobkin           $3,332         $217,888        45           98
William H. Foulk, Jr.    $3,321         $241,700        48          113
Clifford L. Michel       $3,318         $201,950        44           97
Donald J. Robinson       $3,332         $193,100        43           96

          As of October 3, 2003, the Directors and officers of the Fund as a group owned 4.86% of the Advisor Class shares of the Fund and less than 1% of the shares of any other class of the Fund.

-----------------------------------------------------------------
                       EXPENSES OF THE FUND
-----------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

          During the Fund's fiscal year ended July 31, 2003, with respect to Class A shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $126,827, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to the Class A Shares during the year and the Adviser made payments from its own resources, as described above, aggregating $391,851. Of the $518,678 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to Class A shares, $5,889 was spent on advertising, $1,704 on printing and mailing of prospectuses for persons other than current shareholders, $350,740 for compensation to broker-dealers and other financial intermediaries (including $175,186 to the Fund's Principal Underwriter), $4,830 for compensation to sales personnel and $155,515 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

          During the Fund's fiscal year ended July 31, 2003, with respect to Class B shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $164,395, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B Shares during the year and the Adviser made payments from its own resources, as described above, aggregating $42,435. Of the $206,830 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to Class B shares, $1,530 was spent on advertising, $450 on printing and mailing of prospectuses for persons other than current shareholders, $128,435 for compensation to broker-dealers and other financial intermediaries (including $46,567 to the Fund's Principal Underwriter), $2,136 for compensation to sales personnel, $40,675 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $33,604 was spent on Class B share financing.

          During the Fund's fiscal year ended July 31, 2003, with respect to Class C shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $39,022 which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to the Class C shares during the year and the Adviser made payments from its own resources, as described above, aggregating $36,283. Of the $75,305 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to Class C shares, $532 was spent on advertising, $215 on printing and mailing of prospectuses for persons other than current shareholders, $60,040 for compensation to broker-dealers and other financial intermediaries (including $15,120 to the Fund's Principal Underwriter), $727 for compensation to sales personnel, $13,697 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $94 was spent on Class C share financing.

          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

          With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          Unreimbursed distribution expenses incurred as of the end of the Fund's fiscal year ended July 31, 2003, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $3,873,984 (22.93% of the net assets of Class B) and $1,122,224 (25.02% of the net assets of Class C).

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to ..75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement continues in effect so long as such continuance is specifically approved at least annually by the Directors, or by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), of that class, and in either case, by a majority of the Directors who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan or any agreement related thereto. Most recently, the Agreement was approved for an additional annual term by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their Regular Meeting held on July 24, 2003.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          AGIS, an indirect wholly-owned subsidiary of the Adviser located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSC. During the fiscal year ended in 2003, the Fund paid AGIS $379,129 for transfer agency services.

Codes of Ethics and Proxy Voting Policies and Procedures
--------------------------------------------------------

          The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

-----------------------------------------------------------------
                        PURCHASE OF SHARES
-----------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How to Buy Shares."

General
-------

          Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class Shares"), in each case as described below. All of the classes of shares of the Fund, except the Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

          Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries") or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sales of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective per share net asset values of the various classes of shares of the Fund are expected to be substantially the same. However, the per share net asset values of the Class B and Class C shares will generally be slightly lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the net asset value as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's net asset value. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m. Eastern time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

          Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, Class B and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Fund. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Class A, B and C shares. Class A, Class B and Class C shares have the following alternative purchase arrangements:
Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans for more than $250,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, the aggregate amount of underwriting commissions paid with respect to shares of the Fund were $47,014, $61,668 and $413,397, respectively. Of that amount, the Principal Underwriter, received $2,071, $12,196 and $32,179, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers or agents (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 2003, 2002 and 2001, the Principal Underwriter received CDSCs of $3,233, $727 and $4,245, respectively, on Class A shares, $24,149, $45,475 and $81,896, respectively, on Class B shares, and $233, $920 and $9,940, respectively, on Class C shares.

          Class A Shares. The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                           Sales Charge
                           ------------

                                                                Discount or
                                                                Commission to
                                                As % of the     Dealers or
                               As % of Net      Public          Agents as % of
Amount of Purchase             Amount Invested  Offering Price  Offering Price
------------------             ---------------  --------------  --------------

Less than
   $100,000.................   4.44%            4.25%           4.00%
$100,000 but
   less than
   $250,000.................   3.36             3.25            3.00
$250,000 but
   less than
   $500,000.................   2.30             2.25            2.00
$500,000 but
   less than $1,000,000*....   1.78             1.75            1.50

-------------
* There is no initial sales charge on transactions of $1,000,000 or more.

          With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Class C Shares." In determining the CDSC applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the CDSC on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "--Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under " --Conversion Feature" and "--Conversion of Advisor Class shares to Class A shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A shares - Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates;

          (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

          (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase
                    Arrangements-Group Retirement Plans."

          Class B Shares. Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

          Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

          The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.


                           Contingent Deferred Sales Charge as a
Years Since Purchase       % of Dollar Amount Subject to Charge
--------------------       ------------------------------------

First                                    4.0%
Second                                   3.0%
Third                                    2.0%
Fourth                                   1.0%
Fifth and thereafter                     None

          In determining the CDSC applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or
(vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan.

          Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

          Class C Shares. Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CSCS so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

          Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), or (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC and where the financial intermediary establishes a single omnibus account for the Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

          Advisor Class Shares. Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary,
(iii) by the categories of investors described in clauses (i) through (iv) under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B or Class C.

          Conversion of Advisor Class Shares to Class A Shares. Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares shall not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class Shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

          Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest. For example, the Fund makes its Class A shares available at NAV to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. In addition, as described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If the Fund is not notified that that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase". By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". A "purchase" means a single or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund by (i) an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Global Small Cap Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Premier Growth Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Technology Portfolio
AllianceBernstein Small Cap Growth Fund, Inc. AllianceBernstein Technology Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate Diversified Municipal Portfolio
  -Intermediate California Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -Short Duration Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)       the investor's current purchase;

          (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund held by the investor; and

          (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

          Statement of Intention. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in shares of any AllianceBernstein Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention, in which case the 13-month period during which the Statement of Intention is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Statement of Intention is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then net asset value to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

          Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class B Shares and Class C Shares.
Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

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               REDEMPTION AND REPURCHASE OF SHARES
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          The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the net asset value next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "1934 Act").

          To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder who has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption By Check. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                       SHAREHOLDER SERVICES
-----------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

          You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllilanceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

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                         NET ASSET VALUE
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          The per share net asset value is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

          (k) All other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Directors.

          Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

          The Fund may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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                DIVIDENDS, DISTRIBUTIONS AND TAXES
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          Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation of
----------------------------------------
Dividends and Distributions
---------------------------

General
-------

          The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the United States Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

          If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year,
(ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

          The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          Some or all of the distributions from the Fund may be treated as "qualified dividend income," taxable to individuals at a maximum rate of 15% (5% for individuals in lower tax brackets), provided that both the Fund and the individual satisfy certain holding period and other requirements. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the individual must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

          After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro rata shares of foreign taxes paid by the Fund;
(ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

          The Fund intends to meet for each fiscal year the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

          The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Fund
-------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

          Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to treat such foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." In some cases, the Fund may be able to elect to "mark-to-market" stock in a PFIC. If the Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

          Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. It is anticipated that any regulations issued under this authority will not apply to the type of hedging transactions in which the Fund intends to engage.

          Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

          Tax Straddles. Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

          Currency Fluctuations--"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

          The Fund may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

          The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

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                      PORTFOLIO TRANSACTIONS
-----------------------------------------------------------------

          Subject to the general supervision and control of the Directors of the Fund, the Adviser makes the Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating best price and execution. When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker. Consistent with the Conduct Rules of the NASD, and subject to seeking best execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.

          Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the 1934 Act and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Adviser in connection with the Fund.

          The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser.

          During the Fund's fiscal years ended July 31, 2003, 2002 and 2001, the Fund incurred brokerage commissions amounting in the aggregate to $274,941, $299,247 and $396,118, respectively. During the fiscal years ended July 31, 2003, 2002 and 2001, brokerage commissions amounting in the aggregate to $115, $660 and $0, respectively, were paid to SCB & Co. During the fiscal year ended July 31, 2003, the brokerage commissions paid to SCB & Co. constituted 0.04% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 2003, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0.06% were effected through SCB & Co. During the fiscal year ended July 31, 2003, transactions in portfolio securities of the Fund aggregated $140,396,628. Brokerage commissions of approximately $69,247 were allocated to persons or firms supplying research services to the Fund or the Adviser.

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                       GENERAL INFORMATION
-----------------------------------------------------------------

Capitalization
--------------

          The Fund was organized as a corporation in Maryland in 1966. The name of the Fund was changed from "Alliance Global
Small Cap Fund, Inc." to "AllianceBernstein Global Small Cap
Fund, Inc." on March 31, 2003.

          The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.01 per share.

          All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Fund has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

          At the close of business on October 3, 2003 there were 6,807,975 Class A shares, 2,826,020 Class B shares, 729,227 Class C shares and 29,691 Advisor Class shares of common stock of the Fund outstanding. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of October 3, 20032:

                                              No. of Shares of
Name and Address                              Class             % of Class
----------------                              -----             ----------

Class A
-------

MLPF&S
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (976X8)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484                   556,328           8.32%

Class B
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street, Floor 3
New York, NY  10001-2402                      323,790           11.46%

MLPF&S
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (976X2)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484                   276,583           9.79%

Class C
-------

MLPF&S
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97BG0)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484                   125,981           17.28%

Advisor Class
-------------

Borue O. Brien Pass
765 Baywood Drive,
Suite 131
Petaluma, CA 94954-5507                       3,729             12.56%

Mark J. Dunbar
5608 Pecan Spring CT.
Dallas, TX 75252-2670                         4,519             15.22%

Elizabeth M. Smith-Malik
75 East End Avenue #16G
New York, NY 10028-7919                       2,114             7.12%

Counsel
-------

          Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward &
Kissel LLP, New York, New York.

Independent Auditors
--------------------

          Ernst & Young LLP, 5 Times Square, New York, New York,
10036, has been appointed as the independent auditors for the Fund.

Custodian
---------

          State Street Bank and Trust Company, 225 Franklin St., Boston, Massachusetts 02110, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street Bank and Trust Company may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          ABIRM, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Performance Information
-----------------------

          From time to time the Fund advertises its "average annual total return", "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" (referred to below as "total return" and "after-tax returns"). Computed separately for each class, the Fund's total return and after-tax returns are the average annual compounded rate of return for its most recently completed one-, five- and ten-year periods (or the period since the Fund's inception). Total return and after-tax returns are computed by finding, through the use of formulae prescribed by the Commission, the rate of return over the periods that would equate an assumed initial amount invested to the value of the investment at the end of the period. For the purposes of computing total return and after-tax returns, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. After-tax returns are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

          Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class"). For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

          Returns shown in the table, for the one-, five- and ten-year periods ended July 31, 2003 (or since inception through that date, as noted), reflect imposition of the maximum front-end sales charge or CDSC as well as conversion of Class B shares to Class A shares after the applicable period.

                                     Year           5 Years         10 Years
                                     Ended           Ended            Ended
                                    7/31/03         7/31/03          7/31/03
                                    -------         -------          -------

Class A      Return Before
             Taxes                    3.81%          (6.88)%           2.88%

             Return After
             Taxes on
             Distributions            3.81%          (8.69)%           0.35%

             Return After
             Taxes on
             Distributions and
             Sale of Fund
             Shares                   2.47%          (6.54)%           1.17%

Class B      Return Before
             Taxes                    3.69%          (6.79)%           2.71%

Class C      Return Before
             Taxes                    6.48%          (6.80)%           2.56%

Advisor      Return Before
Class        Taxes                    8.76%          (5.85)%          (1.68)%*

*Inception Dates: Advisor Class - October 2, 1996

          The Fund's returns are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return and after-tax return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

          Advertisements quoting performance ratings of the Fund as measured by financial publications or by independent organizations such as Lipper, Inc. and Morningstar, Inc., advertisements comparing the performance of the Fund against various indices or other investments and advertisements presenting the historical record of payments of income dividends or capital gains by the Fund may also from time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund. The Fund's annual report contains additional information and is available to shareholders upon request and without charge.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

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                     FINANCIAL STATEMENTS AND
                  REPORT OF INDEPENDENT AUDITORS
-----------------------------------------------------------------

          The financial statements of the Fund for the year ended July 31, 2003 and the report of Ernst & Young LLP, independent auditors, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on October 14, 2003. It is available without charge upon request by calling AGIS at (800) 227-4618.

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                           APPENDIX A:
               Statement of Policies and Procedures
                        for Voting Proxies
-----------------------------------------------------------------

Introduction
------------

          As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

          This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

Proxy Policies
--------------

          This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Committees
-----------------------

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest
---------------------

          Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers
---------------------------------

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records
--------------------

          Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

-----------------------------------------------------------------
                           APPENDIX B:
                       Commission Schedule
-----------------------------------------------------------------

         AllianceBernstein Equity and Fixed-Income Funds
        ------------------------------------------------

                                                                Annual Trail(1)
Share Class        Purchase Amount      Charges   Concessions  (paid quarterly)
-----------        ---------------      -------   -----------  ----------------

Class A Shares     $0 to $99,999(2)      4.25%       4.00%         0.25%

                   $100,000 to $249,999  3.25%       3.00%         0.25%

                   $250,000 to $499,999  2.25%       2.00%         0.25%

                   $500,000 to $999,999  1.75%       1.50%         0.25%

                   $1,000,000 or more(3) 0.00%      tiered(4)      0.25%

Class B Shares,
Equity Funds,
AllianceBernstein
Global Strategic
Income Trust and
AllianceBernstein
High Yield Fund    $0 to $250,000(2)(5)  0.00%       4.00%         0.25%

Class B Shares,
Fixed-Income Funds $0 to $250,000(2)(5)  0.00%       3.00%         0.25%

Class C Shares     $0 to $1,000,000(2)   0.00%       1.00%         1.00%

Class R Shares             Any(6)        0.00%       0.00%         0.50%


               AllianceBernstein Exchange Reserves
               -----------------------------------

                                                                Annual Trail(7)
    Share Class      Purchase Amount    Charges  Concessions   (paid quarterly)
    -----------      ---------------    -------  -----------   ----------------

  Class A Shares           Any            None       None          0.25%

  Class B Shares   $0 to $250,000         None       4.00%         0.00%

  Class C Shares   $0 to $1,000,000       None       1.00%         0.25%



                          CDSC Schedule
                          -------------

                           Class B Shares(5)              Class C Shares
                           ----------------               --------------
                      Equity(8) &                        Equity, Exchange
     Years Owned  Exchange Reserves Fixed-Income(7)(8) Reserves & Fixed-Income
     -----------  ----------------- ------------------ -----------------------
       Year 1           4.00%            3.00%                 1.00%
       Year 2           3.00%            2.00%                 0.00%
       Year 3           2.00%            1.00%                 0.00%
       Year 4           1.00%            0.00%                 0.00%
       Year 5           0.00%            0.00%                 0.00%

--------------

1 For purchases under $1 million, the .25% trail is effective immediately, payable quarterly. For purchases of $1 million or more on Class A shares, a 1% CDSC will apply for the first year. The .25% annual trail, payable quarterly, will begin in the 13th month. Class C shares 1% annual trail begins in the 13th month. Class R shares .50% trail is effective immediately.

2 The minimum initial investment amount is $1,000 and the minimum subsequent investment amount is $50.

3 Class A shares that are received in exchange for AllianceBernstein Fund Class A shares that were not subject to an initial sales charge when originally purchased because the amount purchase was $1,000,000 or more are also subject to a 1% deferred sales charge on redemptions within one year of purchase.

4 Concessions for purchases of $1 million or more: 1.00% on amounts over $1,000,000 but less than $3,000,000 plus .75% on amounts over $3,000,000 but less than $5,000,000 plus .50% on amounts over $5,000,000.

5 Class B Shares for fixed-income funds, except AllianceBernstein Global Strategic Income Trust and AllianceBernstein High Yield Fund, convert to Class A shares after 6 years. Class B Shares for equity funds and AllianceBernstein Global Strategic Income Trust, AllianceBernstein High Yield Fund and AllianceBernstein Exchange Reserves convert to Class A shares after 8 years.

6 Class R shares are available only to group retirement plans with plan level assets of at least $1 million but no more than $10 million.

7 For Class A and B shares of AllianceBernstein Exchange reserves, the .25% trail is effective immediately. For Class C shares the, .25% trail begins in the 13th month. All trail payments on Class B shares of AllianceBernstein Exchange Reserves, normally .25%, have been indefinitely suspended. In addition, trail payments to accounts that have been identified as engaging in a market timing strategy have also been indefinitely suspended.

8 For AllianceBernstein Global Strategic Income Trust and
AllianceBernstein High Yield Fund, the Equity fund CDSC applies.



00250.0176 #429017v3

                              PART C
                        OTHER INFORMATION

ITEM 23.  Exhibits

     (a) (1) Articles of Restatement of Articles of Incorporation of the Registrant dated September 24, 1990 and filed September 27, 1990 - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 66 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 31, 1997.

          (2) Articles Supplementary to the Articles of Incorporation of the Registrant dated April 30, 1991 and filed May 2, 1991 - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

          (3) Articles of Amendment of the Articles of Incorporation of the Registrant dated and filed April 30, 1993 - Incorporated by reference to
               Exhibit 1(c) to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

          (4) Articles Supplementary to the Articles of Incorporation of the Registrant dated and filed April 30, 1993 - Incorporated by reference to
               Exhibit 1(d) to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

          (5) Articles Supplementary to the Articles of Incorporation of the Registrant dated September 30, 1996 and filed October 1, 1996 - Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

          (6) Articles Supplementary to the Articles of Incorporation of the Registrant dated May 21, 1998 and filed July 6, 1998 - Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

          (7) Articles of Amendment to Articles of Incorporation dated March 19, 2003 and filed March 20, 2003 -
               Filed herewith.

     (b) Amended By-Laws dated April 21, 1988 - Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 66 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 31, 1997.

     (c)  Not applicable.

     (d) Management Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

     (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6 (a) to Post-Effective Amendment No. 66 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed October 31, 1997.

          (2) Amendment to Distribution Services Agreement between Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) dated July 19, 1996 - Incorporated by reference to
               Exhibit 6 to Post-Effective Amendment No. 65 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 1, 1996.

          (3) Form of Selected Dealer Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 74 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 2002.

          (4) Form of Selected Agent Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 74 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 2002.

     (f)  Not applicable.

     (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

          (2) Amendment to Custodian Contract between the Registrant and State Street Bank and Trust Company dated May 23, 1989 - Incorporated by reference to
               Exhibit 8 to Post-Effective Amendment No.66 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 31, 1997.

     (h) Transfer Agency Agreement between the Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

     (i) Opinion and Consent of Seward & Kissel LLP - Filed herewith.

     (j)  Consent of Independent Auditors - Filed herewith.

     (k)  Not applicable.

     (l)  Not applicable.

     (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

     (n)  (1)  Rule 18f-3 Plan - Incorporated by reference to
               Exhibit 18 to Post-Effective Amendment No. 64 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on April 23, 1996.

          (2) Form of Amended and Restated 18f-3 Plan - Incorporated by reference to Exhibit (n)(2) to Post-Effective Amendement No. 21 of the Registration Statement on Form N-1A of AllianceBernstein All-Asia Fund, Inc. (File Nos. 33-84270 and 811-8776) filed with the Securities and Exchange Commission on October 30, 2003.

     (p) (1) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

          (2) Code of Ethics for the Alliance Capital Management L.P. and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 31 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 27, 2001.

          Other Exhibits: Powers of Attorney for Ms. Block and Messrs. Carifa, Dievler, Dobkin, Foulk, Michel and Robinson - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 76 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on February 27, 2001.

ITEM 24.  Persons Controlled by or Under Common Control with the
          Fund.

          None.

ITEM 25.  Indemnification.

          It is the Registrant's policy to indemnify its directors, officers and employees to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article NINTH of Registrant's Articles of Restatement of Articles of Incorporation, filed as Exhibit (a) in response to Item 23 and Article X of the Registrant's By-Laws filed as Exhibit (b) in response to Item 23 all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's Articles of Restatement of Articles of Incorporation and Article X of the Registrant's By-Laws, as set forth below.

          Section 2-418 of the Maryland General Corporation Law reads as follows:

               "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS,
               EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

               (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

               (3) "Expenses" include attorney's fees.

               (4) "Official capacity" means the following:

               (i) When used with respect to a director, the office of director in the corporation; and

               (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

               (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

               (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

               (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

               (i) The act or omission of the director was material to the matter giving rise to the proceeding;
          and

                    1. Was committed in bad faith; or

                    2. Was the result of active and deliberate dishonesty; or

               (ii) The director actually received an improper personal benefit in money, property, or services; or

               (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

               (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

               (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

               (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

               (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

               (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

               (i) For a proceeding brought to enforce
          indemnification under this section; or

               (ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

               (c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

               (d) Unless limited by the charter:

               (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

               (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

               (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

               (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection
          (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

               (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

               (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

               (2) Such determination shall be made:

               (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

               (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director who are parties may participate; or

               (iii) By the stockholders.

               (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

               (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

               (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

               (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met;
          and

               (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

               (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

               (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

               (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

               (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

               (i) For purposes of this section:

               (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

               (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

               (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

               (j) Unless limited by the charter:

               (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection
          (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

               (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

               (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

               (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

               (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

               (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

               (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

          Article NINTH of the Registrant's Articles of
          Incorporation reads as follows:

               "(a) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

               (b) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with the law. The Board of Directors may by Bylaw, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

               (c) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

               (d) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the charter of the Corporation shall effect any right of any person under this Article based on any event, omission or proceeding prior to such amendment."

          ARTICLE X of the Registrant's By-Laws reads as follows:

               "The Corporation shall indemnify to the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director or officer of the Corporation or serves or served at the request of the Corporation any other enterprise as a director or officer. To the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this Article X shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer as provided above. No amendment of this Article X shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of this Article X the term "Corporation" shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation."

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

               In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors and officers only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors and officers, in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

Item 26.  Business and Other Connections of Investment Adviser.

               The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

               The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters.

          (a) AllianceBernstein Investment Research and Management, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

               AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income
               Trust, Inc.
               AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Capital Reserves
               AllianceBernstein Disciplined Growth Fund, Inc. AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Dynamic Growth Fund, Inc. AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
               AllianceBernstein Global Growth Trends Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Government Reserves
               AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc. AllianceBernstein High Yield Fund, Inc. AllianceBernstein Institutional Funds, Inc. AllianceBernstein Institutional Reserves, Inc. AllianceBernstein Intermediate California Municipal Portfolio
               AllianceBernstein Intermediate Diversified Municipal
               Portfolio
               AllianceBernstein Intermediate New York Municipal
               Portfolio
               AllianceBernstein International Premier Growth
               Fund, Inc.
               AllianceBernstein Mid-Cap Growth Fund, Inc.
               AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc. AllianceBernstein Municipal Income Fund II AllianceBernstein Municipal Trust
               AllianceBernstein New Europe Fund, Inc.
               AllianceBernstein Premier Growth Fund, Inc.
               AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc. AllianceBernstein Small Cap Growth Fund, Inc. AllianceBernstein Technology Fund, Inc. AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Worldwide Privatization Fund, Inc. Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Portfolios

          (b) The following are the Directors and Officers of AllianceBernstein Investment Research and
               Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.

                              POSITIONS AND              POSITIONS AND
                              OFFICES WITH               OFFICES WITH
NAME                          UNDERWRITER                REGISTRANT

Michael J. Laughlin           Director and Chairman

John D. Carifa                Director                   President,
                                                         Director

Richard K. Saccullo           Director and President

David Conine                  Executive Vice President

Richard A. Davies             Executive Vice President
                              & Managing Director

Kurt H. Schoknecht            Executive Vice President

Edmund P. Bergan, Jr.         Senior Vice President,     Secretary
                              General Counsel and
                              Secretary

Benji A. Baer                 Senior Vice President

Matthew F. Beaudry            Senior Vice President

Amy I. Belew                  Senior Vice President

John R. Bonczek               Senior Vice President

John R. Carl                  Senior Vice President

William W. Collins, Jr.       Senior Vice President

Mark J. Dunbar                Senior Vice President

John C. Endahl                Senior Vice President

Andrew L. Gangolf             Senior Vice President
                              and Assistant General
                              Counsel

John Grambone                 Senior Vice President

Bradley F. Hanson             Senior Vice President

Geoffrey L. Hyde              Senior Vice President

Robert H. Joseph, Jr.         Senior Vice President

George H. Keith               Senior Vice President

Richard D. Keppler            Senior Vice President

Richard E. Khaleel            Senior Vice President

Henry Michael Lesmeister      Senior Vice President

Susan L. Matteson-King        Senior Vice President

Daniel D. McGinley            Senior Vice President

Patrick J. Mullen             Senior Vice President

Joanna D. Murray              Senior Vice President

Daniel A. Notto               Senior Vice President

Peter J. O'Brien              Senior Vice President

John J. O'Connor              Senior Vice President

Cahterine N. Peterson         Senior Vice President

Robert E. Powers              Senior Vice President

Domenick Pugliese             Senior Vice President      Assistant
                              and Deputy General         Secretary
                              Counsel

John P. Schmidt               Senior Vice President

Raymond S. Sclafani           Senior Vice President

Gregory K. Shannahan          Senior Vice President

Scott C. Sipple               Senior Vice President

Peter J. Szabo                Senior Vice President

Joseph T. Tocyloski           Senior Vice President

David R. Turnbough            Senior Vice President

Craig E. Welch                Senior Vice President

Richard A. Winge              Senior Vice President

Emilie D. Wrapp               Senior Vice President
                              and Assistant General
                              Counsel

Keith A. Yoho                 Senior Vice President

Patrick E. Ryan               Vice President and
                              Chief Financial Officer

Ricardo Arreola               Vice President

Peter J. Barber               Vice President

Kenneth F. Barkoff            Vice President

Charles M. Barrett            Vice President

Troy E. Barton                Vice President

Laura J. Beedy                Vice President

Gregory P. Best               Vice President

Daniel U. Brakewood           Vice President

Robert F. Brendli             Vice President

Alan T. Brum                  Vice President

Kevin T. Cannon               Vice President

John M. Capeci                Vice President

John P. Chase                 Vice President

Leo H. Cook                   Vice President

Jean A. Coomber               Vice President

Russell R. Corby              Vice President

Dwight P. Cornell             Vice President

Michael R. Crimmins           Vice President

John W. Cronin                Vice President

Robert J. Cruz                Vice President

Daniel J. Deckman             Vice President

Sherry V. Delaney             Vice President

Jennifer M. DeLong            Vice President

Faith C. Deutsch              Vice President

Janet B. DiBrita              Vice President

Richard P. Dyson              Vice President

John S. Egner                 Vice President

Adam E. Engelhardt            Vice President

Sohaila S. Farsheed           Vice President

John J. Fennessy              Vice President

Mark D. Gersten               Vice President             Treasurer and
                                                         Chief Financial
                                                         Officer

Thomas R. Graffeo             Vice President

Marci Green                   Vice President

Alan Halfenger                Vice President

Michael S. Hart               Vice President

Jean-Francois Y. Hautemulle   Vice President

George R. Hrabovsky           Vice President

Dinah J. Huntoon              Vice President

Scott Hutton                  Vice President

Anthony D. Ialeggio           Vice President

Theresa Iosca                 Vice President

Oscar J. Isoba                Vice President

Michele C. Eschert Johnson    Vice President

Danielle M. Klaskow           Vice President

Victor Kopelakis              Vice President

Richard D. Kozlowski          Vice President

Daniel W. Krause              Vice President

Robert I. Kurzweil            Vice President

Donna M. Lamback              Vice President

P. Dean Lampe                 Vice President

Joseph R. Laspina             Vice President

Laurel E. Lindner             Vice President

James M. Liptrot              Vice President

James P. Luisi                Vice President

Kathryn Austin Masters        Vice President

Richard F. Meier              Vice President

Michael V. Miller             Vice President

Thomas F. Monnerat            Vice President

Doris T. Ciliberti Muller     Vice President

Michael F. Nash, Jr.          Vice President

Jamie A. Nieradka             Vice President

David L. Nitz                 Vice President

Nicole Nolan-Koester          Vice President

Timothy J. O'Connell          Vice President

Richard J. Olszewski          Vice President

Albert Orokos                 Vice President

David D. Paich                Vice President

Christopher A. Panicoe        Vice President

Todd P. Patton                Vice President

Jeffrey R. Petersen           Vice President

Mark A. Pletts                Vice President

James J. Posch                Vice President

Carol H. Rappa                Vice President

Arlene L. Reddington          Vice President

Bruce W. Reitz                Vice President

James A. Rie                  Vice President

Miguel A. Rozensztroch        Vice President

Karen C. Satterberg           Vice President

Eileen B. Sebold              Vice President

Stephanie Seminara            Vice President

Richard J. Sidell             Vice President

Teris A. Sinclair             Vice President

Rayandra E. Slonina           Vice President

Bryant B. Smith               Vice President

Jeffrey C. Smith              Vice President

Eileen Stauber                Vice President

Elizabeth K. Tramo            Vice President

Benjamin H. Travers           Vice President

Marie R. Vogel                Vice President

Wayne W. Wagner               Vice President

Jesse L. Weissberger          Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Scott Whitehouse              Vice President

Peter H. Whitlock             Vice President

Matthew Witschel              Vice President

Richard J. Appaluccio         Assistant Vice
                              President

Omar J. Aridi                 Assistant Vice
                              President

Joseph D. Asselta             Assistant Vice
                              President

Andrew Berger                 Assistant Vice
                              President

Gian D. Bernardi              Assistant Vice
                              President

Susan Bieber                  Assistant Vice
                              President

Paul G. Bishop                Assistant Vice
                              President

Heath A. Black                Assistant Vice
                              President

Michael J. Bodnar             Assistant Vice
                              President

Henry Brennan                 Assistant Vice
                              President

Mark S. Burns                 Assistant Vice
                              President

Maria L. Carreras             Assistant Vice
                              President

Chul Y. Chang                 Assistant Vice
                              President

Judith A. Chin                Assistant Vice
                              President

Jorge Ciprian                 Assistant Vice
                              President

Jeffrey T. Coghan             Assistant Vice
                              President

Kenneth J. Connors            Assistant Vice
                              President

Michael C. Conrath            Assistant Vice
                              President

Shawn M. Conroy               Assistant Vice
                              President

Ralph A. DiMeglio             Assistant Vice
                              President

Joseph T. Dominguez           Assistant Vice
                              President

Bernard J. Eng                Assistant Vice
                              President

Jeffrey M. Eschert            Assistant Vice
                              President

Michael J. Eustic             Assistant Vice
                              President

Efrain Fernandez              Assistant Vice
                              President

Anthony P. Fiore              Assistant Vice
                              President

Kelly P. Guter                Assistant Vice
                              President

Arthur F. Hoyt, Jr.           Assistant Vice
                              President

Mark W. Hubbard               Assistant Vice
                              President

David A. Hunt                 Assistant Vice
                              President

Kumar Jagdeo II               Assistant Vice
                              President

Elizabeth E. Keefe            Assistant Vice
                              President

Edward W. Kelly               Assistant Vice
                              President

Thomas J. Khoury              Assistant Vice
                              President

Charles Kim                   Assistant Vice
                              President

Jeffrey M. Kusterer           Assistant Vice
                              President

Gary M. Lang                  Assistant Vice
                              President

Evamarie C. Lombardo          Assistant Vice
                              President

Daniel K. McGouran            Assistant Vice
                              President

Andrew J. Magnus              Assistant Vice
                              President

Steven M. Miller              Assistant Vice
                              President

Jeffrey D. Mosco              Assistant Vice
                              President

John J. Multhauf              Assistant Vice
                              President

Alex E. Pady                  Assistant Vice
                              President

Wandra M. Perry-Hartsfield    Assistant Vice
                              President

Irfan A. Raja                 Assistant Vice
                              President

Rizwan A. Raja                Assistant Vice
                              President

David J. Riley                Assistant Vice
                              President

Christopher P. Rodney         Assistant Vice
                              President

Peter V. Romeo                Assistant Vice
                              President

Jessica M. Rozman             Assistant Vice
                              President

Christina Santiago            Assistant Vice
                              President and
                              Counsel

Matthew J. Scarlata           Assistant Vice
                              President

John Scialabba                Assistant Vice
                              President

Orlando Soler                 Assistant Vice
                              President

Nancy D. Testa                Assistant Vice
                              President

Richard L. Tocyloski          Assistant Vice
                              President

Elsia M. Vasquez              Assistant Vice
                              President

Nina C. Wilkinson             Assistant Vice
                              President

Mark R. Manley                Assistant Secretary

          (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

          Not applicable.

                            SIGNATURE

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 30th day of October, 2003.

                    ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND, INC.

                              By /s/ John D. Carifa
                                 ------------------
                                 John D. Carifa
                                 Chairman and President

          Pursuant to the requirements of the Securities Act of l933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                      Title           Date
---------                      -----           ----

1) Principal Executive
   Officer

   /s/ John D. Carifa          Chairman        October 30, 2003
   ------------------          and President
   John D. Carifa

2) Principal Financial and
   Accounting Officer

   /s/ Mark D. Gersten         Treasurer       October 30, 2003
   -------------------         and Chief
   Mark D. Gersten             Financial
                               Officer

3) All of the Directors

    Ruth Block
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    Clifford L. Michel
    Donald J. Robinson

By /s/ Edmund P. Bergan, Jr.                   October 30, 2003
   -------------------------
   Edmund P. Bergan, Jr.
   (Attorney-in-fact)

                        Index to Exhibits
                        -----------------

Exhibit No.         Description of Exhibits
-----------         -----------------------

(a)(7)              Articles of Amendment to Articles of
                    Incorporation

(i)                 Opinion and Consent of Seward & Kissel LLP

(j)                 Consent of Independent Auditors

00250.0176 #368507